                 The Emerging Markets
                 Income Fund II Inc

                 Semi-Annual Report

                 NOVEMBER 30, 1997



-------------------------------------------------------
                The Emerging Markets Income Fund II Inc
                ------------------------------------------------------

                                 The Emerging Markets      January 22, 1998
                                 Income Fund II Inc


Dear Shareholders:

We are pleased to provide you with this semi-annual report for The Emerging Markets Income Fund II Inc (the "Fund") as of November 30, 1997. Included are market commentary, a statement of the Fund's investments as of November 30, 1997, and financial statements for the six months ended November 30, 1997.

The net asset value of the Fund decreased from $17.19 per share on May 31, 1997 to $16.73 per share on November 30, 1997. Dividends of $0.825 per share from net investment income were declared during the period. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return for the six months ended November 30, 1997 was 1.95%. During the same period, the Salomon Brothers Brady Bond Index returned 3.77%.

The Fund continued to provide investors with stable current income through its broad exposure to government sponsored debt instruments issued by emerging market economies. Investments in securities of emerging market issuers, including obligations of sovereign governments and companies, totaled approximately 98% of the Fund's total investments at November 30, 1997. The remainder of the Fund's assets was invested primarily in short-term investments.

EMERGING MARKETS

The emerging debt markets enjoyed a strong performance during most of the six months ended November 30, 1997, but fell prey to the dramatic global market sell-off that was sparked by the turmoil in Asia. The volatility of financial markets around the world contributed to the significant pickup in volatility among emerging markets. Indeed, yield spreads widened to as much as 825 basis points over Treasuries at the market's low point in October. These volatile conditions thus led to a liquidity squeeze, as broker/dealers grew more cautious. We continue to believe, however, that the fundamentals of most countries remain strong and the market is attractive for long-term investors. We continue to focus on countries that do not rely heavily on the international capital markets.

Throughout most of the six-month period, emerging debt markets benefited from favorable market conditions, attractive yields, and positive economic and political settings in many key countries. Moreover, the near-perfect combination of solid economic growth and no signs of inflation in the United States buoyed the market.

Latin America Prospects for economic growth in Latin America remain favorable. In Mexico, the recent election results signal a decisive step toward greater democracy and policymakers have reaffirmed their commitment to fiscal discipline and monetary consistency. Indeed, second-quarter GDP growth of 8.8% was the highest quarterly growth rate in 15 years.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

In Brazil, monetary authorities raised interest rates in an effort to stem short-term fears of a currency devaluation. The Asian devaluations were perceived to make it more difficult for countries like Brazil to remain competitive, and thus the Government was forced to act promptly to keep investors in local currency instruments and to encourage domestic firms to continue raising funds in the international capital markets.

In Argentina, the ruling Peronist party was defeated in October for the first time since 1987, but fortunately the victorious opposition indicated its support for the one-to-one fixed exchange rate between the peso and the U.S. dollar.

Venezuela recently issued US$4 billion of new 30-year global bonds, marking its first foray into the international capital markets in five years. Its privatization efforts and restructurings have continued, and the Government is planning a longer-term debt management strategy that would reduce the amount budgeted for debt service from 40% of the budget to 25% by the year 2000.

Although political instability earlier this year caused a great deal of volatility in Ecuador, current interim government officials appeared committed to correcting the fiscal imbalances. Moody's assigned Ecuador's long-term foreign currency debt a B1 rating, reflecting its competitive export sector and basically sound economic policies. However, thus far, the country seems unable to institute the promised reform measures.

Eastern Europe Following a period of declining economic activity and a weak currency, Bulgaria embarked on an impressive turnaround. In exchange for International Monetary Fund ("IMF") support, Bulgaria agreed to launch a currency board and to implement tight fiscal and monetary policies. With the victory of the pro-reform UDF party earlier this year, there is both the incentive and the political majority to deliver swift economic reform. The momentum of stabilization and reform efforts continues to be strong in our view, but in October, Bulgaria lost ground as investors locked in sizable profits.

In Russia, the debt restructuring process has been completed, with more than 90% of an estimated US$24.3 billion in eligible debt having been reconciled. The IMF recently lauded the Government's success in controlling inflation, but warned that budget reforms must yield tangible results. Yet, the government's reluctance to allow interest rates to rise appears to be at odds with its commitment to defend the ruble.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

ANNUAL SHAREHOLDERS AND SPECIAL MEETINGS

The Fund held its annual shareholders meeting on October 14, 1997 and a special meeting on January 15, 1998. At the meeting on October 14, 1997, shareholders approved a new investment management agreement between Value Advisors LLC ("Value Advisors") and the Fund and a new investment advisory and administration agreement among Value Advisors, Salomon Brothers Asset Management Inc ("SBAM") and the Fund, elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The new agreement took effect upon the closing of the sale of Value Advisors by Oppenheimer Group Inc. to PIMCO Advisors L.P., which occurred on November 4, 1997. At the special meeting on January 15, 1998, shareholders elected William D. Cvengros to the Fund's Board of Directors and approved a new investment advisory and administration agreement among SBAM, Value Advisors and the Fund. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of SBAM, with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc., which occurred on November 28, 1997. Travelers is now the ultimate parent company of SBAM. The following table provides information concerning the matters voted on at the meetings:

OCTOBER 14, 1997
1. Approval of a new investment management agreement between Value Advisors and the Fund.

    VOTES FOR      VOTES AGAINST      VOTES ABSTAINED       UNVOTED
    ---------      -------------      ---------------      ---------
    16,424,703        423,334            478,307           2,509,862

2. Approval of a new investment advisory and administration agreement among Value Advisors, SBAM and the Fund.

    VOTES FOR      VOTES AGAINST      VOTES ABSTAINED        UNVOTED
    ---------      -------------      ---------------       ---------
    18,963,424        419,136             453,636              10

3. Election of directors.

        NOMINEES                VOTES FOR              VOTES WITHHELD
       ----------             ------------             --------------
   Alan H. Rappaport*          19,369,443                  466,758
   Charles F. Barber           19,391,791                  444,415

*Mr. Rappaport subsequently resigned from the Board of Directors on November 4, 1997.

4. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund.

    VOTES FOR      VOTES AGAINST      VOTES ABSTAINED        UNVOTED
    ---------      -------------      ---------------       ---------
   19,248,699         318,355             269,147                5

JANUARY 15, 1998
1. Election of a director.

         NOMINEE                VOTES FOR              VOTES WITHHELD
        ---------             ------------             --------------
   William D. Cvengros         20,392,034                  330,880

2. Approval of a new investment advisory and administration agreement among SBAM, Value Advisors and the Fund.

    VOTES FOR      VOTES AGAINST      VOTES ABSTAINED        UNVOTED
    ---------      -------------      ---------------       ---------
   19,507,126         295,524             324,056            596,211

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

We thank you for your ongoing interest and confidence in the Fund. In a continuing effort to provide timely information concerning the Fund, shareholders may call 1-888-777-0102 (a toll-free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Income Fund II stock account, or for information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449. If you are calling from within New York City, please call 1-718-921-8200.

                                    Sincerely,


William D. Cvengros                                Michael S. Hyland
Co-Chairman of the Board                           Co-Chairman of the Board

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments November 30, 1997 (unaudited)

BONDS -- 89.8%
------------------------------------------------------------------------------------------------------
     PRINCIPAL
      AMOUNT                                                                                VALUE
     000'S(a)                                                                             (NOTE 2a)
------------------------------------------------------------------------------------------------------
               ARGENTINA - 16.5%
      10,176   Republic of Argentina, FRB, Series L, 6.6875%, 3/31/05*..............    $  9,026,112
  Peso 5,000+  Republic of Argentina, Global Bond, 11.75%, 2/12/07##................       4,701,716
       1,350   Republic of Argentina, Global Bond, 11%, 10/09/06....................       1,431,000
       6,000   Republic of Argentina, Global Bond, 9.75%, 9/19/27...................       5,565,000
      55,750+  Republic of Argentina, Par Bond, Series L, 5.5%, 3/31/23*............      39,791,563
                                                                                        ------------
               TOTAL ARGENTINA......................................................      60,515,391
                                                                                        ------------

               BRAZIL - 17.3%
       4,000   Companhia Energetica De Sao Paul, 9.125%, 6/26/07*,##................       3,640,000
      26,343+  Federal Republic of Brazil, Capitalization (C) Bond, 8%, 4/15/14(b)..      19,856,239
       2,500+  Federal Republic of Brazil, Investment (Exit) Bond, 6%, 9/15/13......       2,025,000
      48,000+  Federal Republic of Brazil, NMB, Series L, 6.75%, 4/15/09*...........      37,920,000
                                                                                        ------------
               TOTAL BRAZIL.........................................................      63,441,239
                                                                                        ------------

               BULGARIA - 2.8%
         282   Republic of Bulgaria, Discount Bond, Tranche A, 6.6875%, 7/28/24*....         212,409
      11,500+  Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*...............       6,770,625
       4,500+  Republic of Bulgaria, IAB, 6.6875%, 7/28/11*.........................       3,234,375
                                                                                        ------------
               TOTAL BULGARIA.......................................................      10,217,409
                                                                                        ------------

               COSTA RICA - 5.4%
         394+  Costa Rica, Interest Bond, Series B, 6.77344%, 5/21/05*..............         374,514
       8,400+  Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10.................       7,140,000
      16,000+  Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15.................      12,160,000
                                                                                        ------------
               TOTAL COSTA RICA.....................................................      19,674,514
                                                                                        ------------

               ECUADOR - 4.6%
      27,426+  Republic of Ecuador, PDI Bond, 6.6875%, 2/27/15*(b)..................      17,055,474
                                                                                        ------------

               INDONESIA - 3.3%
       6,000   Pt Polytama Propindo, 11.25%, 6/15/07................................       5,340,000
       1,250   Polysindo International Finance Company B.V., 11.375%, 6/15/06.......       1,259,375
       1,000+  Tjiwi Kimia International Finance Company, B.V., 13.25%, 8/01/01.....       1,040,000
       5,000   Tjiwi Kimia International Finance Company, B.V., 10%, 8/01/04##......       4,525,000
                                                                                        ------------
               TOTAL INDONESIA......................................................      12,164,375
                                                                                        ------------

                                See accompanying notes to financial statements.

                                                                                              PAGE 5

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments November 30, 1997 (continued) (unaudited)

BONDS (concluded)
------------------------------------------------------------------------------------------------------
     PRINCIPAL
      AMOUNT                                                                                VALUE
     000'S(a)                                                                             (NOTE 2a)
------------------------------------------------------------------------------------------------------
               MEXICO - 7.4%
       3,000+  Grupo Industrial Durango, 12%, 7/15/01...............................    $  3,247,500
       2,000   Hylsa S.A. de C.V., 9.25%, 9/15/07...................................       2,017,500
       8,000+  United Mexican States, Global Bond, 11.5%, 5/15/26...................       9,280,000
       4,000   United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
                   (including 4,000,000 rights expiring 6/30/03)....................       3,253,760
      11,500+  United Mexican States, Par Bond, Series B, 6.25%, 12/31/19
                   (including 11,500,000 rights, expiring 6/30/03)..................       9,354,560
                                                                                        ------------
               TOTAL MEXICO.........................................................      27,153,320
                                                                                        ------------

               PANAMA - 3.7%
       9,875+  Republic of Panama, IRB, 3.75%, 7/17/14*.............................       7,529,687
       7,627   Republic of Panama, PDI Bond, 6.6875%, 7/17/16*(b)...................       6,201,393
                                                                                        ------------
               TOTAL PANAMA.........................................................      13,731,080
                                                                                        ------------

               PERU - 6.0%
       2,750   Republic of Peru, FLIRB, 3.25%, 3/07/17*,##..........................       1,569,219
      33,000+  Republic of Peru, PDI Bond, 4%, 3/07/17*.............................      20,542,500
                                                                                        ------------
               TOTAL PERU...........................................................      22,111,719
                                                                                        ------------

               POLAND - 5.4%
      20,880+  Republic of Poland, PDI Bond, 4%, 10/27/14*..........................      17,721,900
       3,000+  Republic of Poland, RSTA Bond, 3.75%, 10/27/24*......................       1,995,000
                                                                                        ------------
               TOTAL POLAND.........................................................      19,716,900
                                                                                        ------------

               URUGUAY - 1.2%
       1,750+  Uruguay, DCB, Series B, 6.8125%, 2/18/07*............................       1,610,000
       3,000   Uruguay, NMB, 6.9375%, 2/18/06*......................................       2,760,000
                                                                                        ------------
               TOTAL URUGUAY........................................................       4,370,000
                                                                                        ------------

               VENEZUELA - 16.2%
      63,000+  Republic of Venezuela, DCB, Series DL, 6.75%, 12/18/07*..............      56,050,155
       3,167+  Republic of Venezuela, FLIRB, Series A, 6.75%, 3/31/07*..............       2,786,663
         679+  Republic of Venezuela, FLIRB, Series B, 6.75%, 3/31/07*..............         597,142
                                                                                        ------------
               TOTAL VENEZUELA......................................................      59,433,960
                                                                                        ------------
               TOTAL BONDS (cost $312,437,713)......................................     329,585,381
                                                                                        ------------

                                See accompanying notes to financial statements.

PAGE 6

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments November 30, 1997 (continued) (unaudited)

------------------------------------------------------------------------------------------------------
     PRINCIPAL
      AMOUNT                                                                                VALUE
     000'S(a)                                                                             (NOTE 2a)
------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS++ -- 22.9%
------------------------------------------------------------------------------------------------------
               The People's Democratic Republic of Algeria,
      10,500     Tranche A, 7%, 9/04/06* (Chase Manhattan)..........................     $ 8,610,000
      16,000     Tranche 3, 6.65625%, 3/04/10* (Chase Manhattan)....................      11,640,000

               Republic of Jamaica,
         333     Tranche A, 6.5625%, 10/15/00* (Chase Manhattan)....................         313,293
       5,500     Tranche B, 6.6875%, 11/15/04* (Chase Manhattan, Morgan Guaranty
                   Trust Company of New York).......................................       4,675,000

               Kingdom of Morocco,
 Yen 708,011     Tranche A, 3.175%, 1/01/09* (Goldman Sachs)........................       4,521,283
       3,250     Tranche A, 5.84375%, 1/01/09* (Chase Manhattan)....................       2,778,750
      33,647     Tranche B, 6.59375%, 1/01/04* (Chase Manhattan, Morgan
                   Stanley Emerging Markets, Inc.)..................................      29,777,648

               Russia,
      21,250     Bank for Foreign Economic Affairs, Vnesheconombank#(c)
                   (Chase Manhattan, Merrill Lynch).................................      19,523,438
       3,000     Foreign Trade Obligation, 6/26/07# (Bank of America)...............       2,220,000
                                                                                        ------------
               TOTAL LOAN PARTICIPATIONS (cost $80,569,185).........................      84,059,412
                                                                                        ------------
               TOTAL  INVESTMENTS-- 112.7% (cost $393,006,898)......................     413,644,793
                                                                                        ------------

REPURCHASE AGREEMENT -- 2.9%
------------------------------------------------------------------------------------------------------
      10,784   J.P. Morgan, 5.66%, cost $10,784,000, dated 11/28/97, $10,789,086 due 12/01/97, (collateralized by $11,458,000 U.S. Treasury
                 Strips due 8/15/98, valued at $10,999,680).........................      10,784,000
                                                                                        ------------
               LIABILITIES IN EXCESS OF OTHER ASSETS - (15.6)%......................     (57,278,819)
                                                                                        ------------
               NET ASSETS - 100.0% (EQUIVALENT TO $16.73 PER SHARE ON
                 21,946,825 COMMON SHARES OUTSTANDING)..............................    $367,149,974
                                                                                        ------------
                                                                                        ------------

                 See accompanying notes to financial statements.
                                                                                                PAGE 7


T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments November 30, 1997 (concluded) (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT NOVEMBER 30, 1997:

              CONTRACTS        IN EXCHANGE     CONTRACTS AT        DELIVERY        UNREALIZED
             TO DELIVER            FOR             VALUE             DATE         APPRECIATION
             ----------        -----------     ------------        --------       ------------
Sale..... Yen 560,000,000     US $4,476,061   US $4,397,495        12/15/97         $78,566

-------------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
   (c) Pursuant to Russia's 1996 Financing Plan, defaulted Vnesheconombank Loans have been scheduled for restructuring. The restructuring was completed and finalized on
       December 5, 1997 and the related bonds issued.
     * Rate shown reflects current rate on instrument with variable rates or step coupon rates.
     # Non-income producing. Security is currently in default.
    ## Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
     + All or a portion of the security is segregated as collateral pursuant to a loan agreement.
       See Note 5.
    ++ Participation interests were acquired through the financial institutions indicated
       parenthetically. See Note 6.

   DCB        - Debt Conversion Bond.
   FLIRB      - Front Loaded Interest Reduction Bond.
   FRB        - Floating Rate Bond.
   IAB        - Interest Arrears Bond.
   IRB        - Interest Reduction Bond.
   NMB        - New Money Bond.
   PDI        - Past Due Interest.
   Peso       - Argentina Peso.
   RSTA       - Revolving Short Term Agreement.
   Yen        - Japanese Yen.

                   See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Assets and Liabilities November 30, 1997 (unaudited)

Assets

Investments, at value (cost--$393,006,898)...........................................               $413,644,793
Repurchase agreement.................................................................                 10,784,000
Receivable for securities sold.......................................................                 52,164,792
Interest receivable..................................................................                  7,580,473
Net unrealized appreciation of forward foreign currency contracts....................                     78,566
Unamortized organization expenses  ..................................................                     11,063
Prepaid expenses ....................................................................                      7,214
                                                                                                    ------------
            Total assets  ...........................................................                484,270,901
                                                                                                    ------------
Liabilities

Loan payable (Note 5)  ..............................................................                100,000,000
Due to custodian.....................................................................                     51,058
Payable for securities purchased  ...................................................                 15,966,250
Accrued interest expense on loan ....................................................                    419,967
Accrued management fee (Note 3) .....................................................                    345,796
Other accrued expenses ..............................................................                    337,856
                                                                                                    ------------
            Total liabilities  ......................................................                117,120,927
                                                                                                    ------------
Net Assets

Common Stock ($.001 par value, authorized 100,000,000 shares;
    21,946,825 shares outstanding) ..................................................                     21,947
Additional paid-in capital  .........................................................                306,927,999
Undistributed net investment income .................................................                  4,591,361
Accumulated net realized gain on investments  .......................................                 31,374,080
Net unrealized appreciation on investments and foreign currency translations ........                 24,234,587
                                                                                                    ------------
            Net assets...............................................................               $367,149,974
                                                                                                    ------------
                                                                                                    ------------
Net Asset Value Per Share ($367,149,974 / 21,946,825 shares) ........................                     $16.73
                                                                                                          ------
                                                                                                          ------

                                           See accompanying notes to financial statements.
                                                                                                          PAGE 9

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Operations For the Six Months Ended November 30, 1997 (unaudited)

NET INVESTMENT INCOME


INCOME

Interest (includes discount accretion of $5,597,111) ................................    $ 23,126,421

EXPENSES

Interest on loan.......................................................    $3,293,751
Management fee ........................................................     2,316,683
Custodian .............................................................       102,480
Audit and tax services ................................................        38,430
Legal .................................................................        32,574
Printing ..............................................................        26,535
Transfer agent ........................................................        22,509
Directors' fees and expenses ..........................................        16,653
Listing fees ..........................................................        16,371
Amortization of organization expenses .................................        13,529
Other .................................................................        37,398       5,916,913
                                                                           ----------    ------------
Net investment income................................................................      17,209,508
                                                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS

Net Realized Gain on:

    Investments......................................................................      10,731,806
    Foreign currency transactions....................................................         439,400
                                                                                         ------------
                                                                                           11,171,206
                                                                                         ------------

Net Change in Unrealized Appreciation/Depreciation on:

    Investments......................................................................     (20,455,839)
    Translation of foreign currency contracts and other assets and liabilities
        denominated in foreign currencies............................................          78,817
                                                                                         ------------
                                                                                          (20,377,022)
                                                                                         ------------
Net loss on investments and foreign currency transactions............................      (9,205,816)
                                                                                         ------------
Net Increase in Net Assets from Operations...........................................    $  8,003,692
                                                                                         ------------
                                                                                         ------------

                 See accompanying notes to financial statements.

PAGE 10

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Changes in Net Assets

                                                                                 FOR THE SIX
                                                                                 MONTHS ENDED        FOR THE YEAR
                                                                               NOVEMBER 30, 1997        ENDED
                                                                                  (UNAUDITED)        MAY 31, 1997
------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income ............................................               $ 17,209,508        $ 38,245,380
Net realized gain on investments and foreign currency transactions                 11,171,206          22,569,558
Net change in unrealized appreciation/depreciation................                (20,377,022)         55,309,422
                                                                                 ------------        ------------
Net increase in net assets from operations .......................                  8,003,692         116,124,360
                                                                                 ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM

Net investment income ............................................                (18,106,131)        (32,934,033)
Net realized gains ...............................................                    --               (3,204,236)
                                                                                 ------------        ------------
Total dividends and distributions to shareholders.................                (18,106,131)        (36,138,269)
                                                                                 ------------        ------------
CAPITAL SHARE TRANSACTIONS

Value of shares issued in reinvestment of dividends
     (89,691 shares issued in year ended May 31, 1997)............                    --                1,317,325
                                                                                 ------------        ------------
Total increase (decrease) in net assets...........................                (10,102,439)         81,303,416

NET ASSETS

Beginning of period...............................................                377,252,413         295,948,997
                                                                                 ------------        ------------
End of period (includes undistributed net investment income
     of $4,591,361 and $5,487,984, respectively)..................               $367,149,974        $377,252,413
                                                                                 ============        ============

Statement of Cash Flows For the Six Months Ended November 30, 1997 (unaudited)
Cash Flows from Operating Activities:
Purchases of securities..............................................................               $(314,541,294)
Net purchases of short-term investments .............................................                    (165,000)
Proceeds from sales of securities and principal paydowns ............................                 322,569,166
                                                                                                    -------------
                                                                                                        7,862,872

Net investment income  ..............................................................                  17,209,508
Accretion of discount on investments ................................................                  (5,597,111)
Interest on payment-in-kind bonds ...................................................                    (973,114)
Amortization of organization expenses ...............................................                      13,529
Net change in receivables/payables related to operations ............................                    (461,458)
                                                                                                    -------------
Net cash provided by operating activities............................................                  18,054,226
                                                                                                    -------------
Cash Flows from Financing Activities:

Dividends paid ......................................................................                 (18,106,131)
                                                                                                    -------------
Net cash used by financing activities  ..............................................                 (18,106,131)
                                                                                                    -------------
Net decrease in cash  ...............................................................                     (51,905)
Cash at beginning of period  ........................................................                         847
                                                                                                    -------------
Due to custodian at end of period  ..................................................               $     (51,058)
                                                                                                    =============

                 See accompanying notes to financial statements.

                                                                                                          PAGE 11

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (unaudited)

1.   Organization

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries. As a secondary objective, the Fund seeks capital appreciation.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (continued) (unaudited)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Organization expenses. Organization expenses amounting to $135,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

     (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (g) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (h) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (continued) (unaudited)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     (i) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option.

     (j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended November 30, 1997, the Fund paid interest expense of $3,322,223.

3.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

     The Fund has entered into a management agreement with Value Advisors LLC (the "Investment Manager"), a subsidiary of PIMCO Advisors L.P., pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The agreement with the Investment Manager was approved by shareholders at a special meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Manager by Oppenheimer Group Inc. to PIMCO Advisors L.P., which occurred on November 4, 1997. The Investment Manager was the transferee of the investment management responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

     The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), an indirect wholly-owned subsidiary of Salomon Inc, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The agreement with the Investment Adviser was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Investment Adviser, with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc., which occurred on November 28, 1997. Travelers is now the ultimate parent company of the Investment Adviser.

     The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

     At November 30, 1997 the Investment Adviser owned 4,849 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (continued) (unaudited)

3.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS (CONCLUDED)

     The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

4.   PORTFOLIO ACTIVITY AND TAX INFORMATION

     Cost of purchases and proceeds from sales of securities, excluding short-term investments for the six months ended November 30, 1997 aggregated $312,130,669 and $317,475,617, respectively. The federal income tax cost basis of the Fund's investments and repurchase agreement at November 30, 1997 was $405,525,147. Gross unrealized appreciation and depreciation amounted to $23,989,059 and $5,085,413, respectively, resulting in a net unrealized appreciation on investments of $18,903,646.

5.   BANK LOAN

     The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 0.5% and the maturity date is May 6, 1998. The collateral for the loan was valued at $194,506,400 on November 30, 1997 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 190%.

6.   LOAN PARTICIPATIONS/ASSIGNMENTS

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at November 30, 1997 was $84,059,412.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

7.   "WHEN AND IF" ISSUED BONDS

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (concluded) (unaudited)

7.   "WHEN AND IF" ISSUED BONDS (CONCLUDED)

      For the year ended May 31, 1997, the Fund sold approximately $28.5 million of "when and if" issued Russian IAN bonds and recorded an unrealized gain of $3,518,125. Settlement of the transaction and recognition of the realized gain occurred on December 5, 1997, upon the successful closing of Russia's 1996 Financing Plan.

8.   CREDIT AND MARKET RISK

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At November 30, 1997, the Fund has a concentration risk in sovereign debt of emerging market countries.

9.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts. As of November 30, 1997, the Fund has an outstanding contract to sell 560,000,000 Japanese Yen for US $4,476,061 for a scheduled settlement of December 15, 1997.

     The Fund enters into option transactions to hedge against possible changes in the market value of certain securities held. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. As of November 30, 1997, the Fund did not have any outstanding option transactions.

10.  DIVIDEND SUBSEQUENT TO NOVEMBER 30, 1997

     On December 9, 1997, the Board of Directors of the Fund declared a common stock dividend of $0.355 per share from net investment income, and distributions of $0.832 per share from realized net short-term capital gains and $0.556 per share from realized net long-term capital gains. The dividend and distributions were payable on December 31, 1997 to shareholders of record December 23, 1997.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Financial Highlights

Data for a share of common stock outstanding throughout the period:

                                             SIX MONTHS
                                                ENDED        YEAR       YEAR      YEAR
                                            NOVEMBER 30,     ENDED      ENDED     ENDED   PERIOD ENDED
                                                1997        MAY 31,    MAY 31,   MAY 31,     MAY 31,
                                            (UNAUDITED)      1997       1996      1995       1994(a)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......    $17.19        $13.54    $10.77     $12.97     $14.02
                                              ------        ------    ------     ------     ------
Net investment income.....................      0.78          1.74      1.92       1.69       1.22
Net realized gain (loss) and change in
   unrealized appreciation (depreciation)
   on securities and foreign currency
   translations...........................     (0.41)         3.56      2.50      (2.24)     (1.03)
                                              ------        ------    ------     ------     ------
Total from investment operations..........      0.37          5.30      4.42      (0.55)      0.19
                                              ------        ------    ------     ------     ------
Dividends to shareholders from net
   investment income......................     (0.83)        (1.50)    (1.29)     (1.36)     (1.06)
Dividends to shareholders from net
   realized capital gains.................        --         (0.15)    (0.36)     (0.29)     (0.14)
                                              ------        ------    ------     ------     ------
Total dividends and
   distributions to shareholders..........     (0.83)        (1.65)    (1.65)     (1.65)     (1.20)
                                              ------        ------    ------     ------     ------
Offering costs on issuance of common stock        --            --        --         --      (0.04)
                                              ------        ------    ------     ------     ------
Net increase (decrease) in net asset value     (0.46)         3.65      2.77      (2.20)     (1.05)
                                              ------        ------    ------     ------     ------
Net asset value, end of period............    $16.73        $17.19    $13.54     $10.77     $12.97
                                              ======        ======    ======     ======     ======
Per share market value, end of period       $15.5625        $15.75    $13.88     $11.88     $14.00
Total investment return based on market
   price per share (c)....................     3.70%        26.84%    32.72%     -2.18%      8.29%(b)
Ratios/Supplemental data:
   Net assets, end of period (000)........  $367,150      $377,252  $295,949   $235,372   $283,481
   Ratio of operating expenses to
       average net assets.................     1.38%(d)      1.37%     1.43%      1.45%      1.38%(d)
   Ratio of interest expense to
       average net assets.................     1.73%(d)      1.97%     2.78%      2.96%      1.02%(d)
   Ratio of total expenses to
       average net assets.................     3.11%(d)      3.34%     4.21%      4.41%      2.40%(d)
   Ratio of net investment income to
       average net assets.................     9.04%(d)     11.29%    16.20%     15.42%      8.98%(d)
   Portfolio turnover rate................    69.68%       172.20%    93.50%     58.16%     23.15%
   Bank loan outstanding, end of period
       (000)..............................  $100,000      $100,000  $100,000   $100,000   $100,000
   Interest rate on bank loan, end of
       period.............................  6.34375%         6.50%  6.60156%    7.5625%     6.375%
   Weighted average bank loan (000).......  $100,000      $100,000  $100,000   $100,000    $66,349
   Weighted average interest rate.........     6.59%(d)      6.67%     7.21%      7.12%      4.87%(d)

--------------
(a) For the period June 25, 1993 (commencement of operations) through May 31, 1994.
(b) Return calculated based on beginning period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $14.00 per share. This calculation is not annualized.
(c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(d) Annualized.

                 See accompanying notes to financial statements.
                                                                                         PAGE 17

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited):

                                                                                  NET REALIZED GAIN
                                                                                  (LOSS) &CHANGE IN
                                                        NET INVESTMENT             NET UNREALIZED
                                                            INCOME           APPRECIATION (DEPRECIATION)
                                                                     PER                       PER
QUARTERS ENDED*                                        TOTAL        SHARE         TOTAL       SHARE
--------------------------------------------------------------------------------------------------------
August 31, 1993**...........................        $  3,644       $.17         $14,086     $  .64

November 30, 1993...........................           7,869        .36          17,599        .81

February 28, 1994...........................           6,585        .30         (12,663)      (.58)

May 31, 1994................................           8,511        .39         (41,458)     (1.90)

August 31, 1994.............................           8,536        .39          (5,787)      (.27)

November 30, 1994...........................           9,293        .42         (21,503)      (.98)

February 28, 1995...........................           9,157        .42         (53,616)     (2.45)

May 31, 1995................................          10,039        .46          31,849       1.46

August 31, 1995.............................          10,387        .48           3,358        .15

November 30, 1995...........................           9,897        .45          10,421        .48

February 29, 1996...........................          10,271        .47          24,630       1.13

May 31, 1996................................          11,462        .52          16,215        .74

August 31, 1996.............................          10,367        .47          15,085        .69

November 30, 1996...........................           9,927        .46          39,475       1.80

February 28, 1997...........................           8,948        .40          19,218        .88

May 31, 1997................................           9,003        .41           4,101        .19

August 31, 1997.............................           8,485        .39          17,668        .80

November 30, 1997...........................           8,725        .39         (26,874)     (1.21)

---------------
 *Totals expressed in thousands of dollars except per share amounts.
**For the period June 25, 1993 (commencement of operations) through August 31,
  1993.

PAGE 18

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

LESLIE H. GELB
      President, The Council
      on Foreign Relations

MICHAEL S. HYLAND
      Co-Chairman of the Board
      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer,
      President and Member of the
      Board of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University


Officers

WILLIAM D. CVENGROS
      Co-Chairman of the Board

MICHAEL S. HYLAND
      Co-Chairman of the Board

STEPHEN TREADWAY
      President

PETER J. WILBY
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

ALAN M. MANDEL
      Treasurer

NOEL B. DAUGHERTY
      Secretary

JENNIFER G. MUZZEY
      Assistant Secretary

AMY W. YEUNG
      Assistant Treasurer

LAURIE A. PITTI
      Assistant Treasurer


The Emerging Markets
Income Fund II Inc

      7 World Trade Center
      New York, New York  10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT MANAGER
      Value Advisors LLC
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      EDF
--------------------------------------------------------------------------

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


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